NUVEEN PREFERRED SECURITIES FUND

SUPPLEMENT DATED SEPTEMBER 26, 2011

TO THE PROSPECTUS DATED JANUARY 18, 2011

1.	Effective December 1, 2011, the first two paragraphs of the section “How You Can Buy and Sell Shares—Special Services—Exchanging Shares” will be deleted in their entirety and replaced with the following two paragraphs:

Nuveen Mutual Funds currently utilize two transfer agents. You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state provided that the funds have the same transfer agent. Exchanges between funds with different transfer agents are not allowed. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

The fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

2.	Effective October 1, 2011, the following sentence is hereby added after the first sentence of the section “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge”:

Nuveen Mutual Funds currently utilize two transfer agents and the ability to use the methods described below to reduce your sales charge is limited to aggregating values or purchases of funds that have the same transfer agent.

3.	Effective October 1, 2011, the following two sentences are hereby added to the end of the paragraph in the section “How You Can Buy and Sell Shares—Special Services—Reinstatement Privilege”:

Nuveen Mutual Funds currently utilize two transfer agents. The reinstatement privilege is limited to reinvestment in a fund which has the same transfer agent as the fund from which you redeemed.

4.	The first sentence of the third paragraph of the section “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge—Class A Sales Charge Reductions” is hereby deleted in its entirety and replaced with the following sentence:

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii).

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-PREFP-0911P

NUVEEN PREFERRED SECURITIES FUND

SUPPLEMENT DATED SEPTEMBER 26, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 18, 2011

1.	Effective December 1, 2011, the first paragraph of the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Exchange Privilege” is hereby deleted in its entirety and replaced with the following two paragraphs:

Nuveen Mutual Funds currently utilize two transfer agents. You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state provided that the funds have the same transfer agent. Exchanges between funds with different transfer agents are not allowed. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with the Fund, you may exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787.

2.	Effective December 1, 2011, the third paragraph of the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Exchange Privilege” is hereby deleted in its entirety and replaced with the following paragraph:

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

3.	Effective October 1, 2011, the following sentence is hereby inserted after the second sentence of the section “Purchase and Redemption of Fund Shares—Class A Shares”:

Nuveen Mutual Funds currently utilize two transfer agents and the ability to use the methods described below to reduce your sales charge is limited to aggregating values or purchases of funds that have the same transfer agent.

4.	Effective October 1, 2011, the following two sentences are hereby inserted after the second sentence in the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Reinstatement Privilege”:

Nuveen Mutual Funds currently utilize two transfer agents. The reinstatement privilege is limited to reinvestment in a fund which has the same transfer agent as the fund from which you redeemed.

5.	The first sentence of the fifth paragraph of the section “Purchase and Redemption of Fund Shares—Class A Shares—Reduction or Elimination of Up-Front Sales Charge on Class A Shares” is hereby deleted in its entirety and replaced with the following sentence:

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these purchases are made through a taxable or non-taxable account.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-PRFSAI-0911P